PRELIMINARY COPY-TO BE FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __ )

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use  of  the  Commission  Only  (as  permitted  by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

             INVESCO COUNSELOR SERIES FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] $125 per  Exchange Act  Rules  0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11/

      1.  Title of each class of securities to which transaction applies:

          _______________________________________________________________

      2.  Aggregate number of securities to which transaction applies:

          _______________________________________________________________

      3.  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11   (Set forth the amount on which
          the filing fees calculated and state how it was determined):

          _______________________________________________________________

      4.  Proposed maximum aggregate value of transaction:

          _______________________________________________________________

      5.  Total fee paid:

          _______________________________________________________________

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:
          ______________________________________________
      2.  Form Schedule or Registration Statement No.
          ______________________________________________
      3.  Filing Party:
          ______________________________________________
      4.  Date Filed:
          ______________________________________________

INVESCO LOGO
                                            INVESCO COUNSELOR SERIES FUNDS, INC.
                                                     INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)
                                                    INVESCO MID-CAP GROWTH FUND
                              (CLASS A, B, C, K, AND INSTITUTIONAL CLASS SHARES)

                                                                    June 7, 2002
================================================================================

Dear Shareholder:

The attached proxy materials seek your approval to convert each of the above-named Funds from separate series of INVESCO Counselor Series Funds, Inc. ("Counselor Series Funds"), to a separate series of an existing INVESCO investment company. Under the proposals described in the attached proxy materials, the INVESCO Global Growth Fund would become a series of INVESCO International Funds, Inc. ("International Funds") and the INVESCO Mid-Cap Growth Fund would become a series of INVESCO Stock Funds, Inc. ("Stock Funds").

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR BOTH PROPOSALS. The board believes that the proposed conversions of the Funds will consolidate and streamline and render more efficient the administration of the Funds. The attached proxy materials provide more information about the proposed conversions. It is very important to note that the proposed conversions will NOT in any way affect the rights of Fund shareholders. Fund shareholders will continue to have all the rights they currently have as shareholders of the INVESCO Global Growth Fund and INVESCO Mid-Cap Growth Fund. There will be no changes to the expenses charged to the Funds and no sales loads, redemption fees or other transaction fees will result from approval of the proposed conversions.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Counselor Series Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.


                                          Very truly yours,

                                          /s/ Mark H. Williamson
                                          --------------------------------
                                          Mark H. Williamson
                                          President
                                          INVESCO Counselor Series Funds, Inc.

                                            INVESCO COUNSELOR SERIES FUNDS, INC.
                                                      INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)
                                                    INVESCO MID-CAP GROWTH FUND
                              (CLASS A, B, C, K, AND INSTITUTIONAL CLASS SHARES)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 18, 2002
================================================================================


To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Global Growth Fund and INVESCO Mid-Cap Growth Fund (each, a "Fund" and collectively, the "Funds"), each a series of INVESCO Counselor Series Funds, Inc. ("Counselor Series Funds"), will be held on July 18, 2002, at 10:00 a.m. Mountain Time, at the offices of INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, Colorado, 80237 for the following purposes:

1. For INVESCO Global Growth Fund voting separately, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Counselor Series Funds to a newly-created separate series of INVESCO International Funds, Inc.;

2. For INVESCO Mid-Cap Growth Fund voting separately, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Counselor Series Funds, to a newly-created separate series of INVESCO Stock Funds, Inc.; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of either Fund at the close of business on May 21, 2002. A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of any Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Counselor Series Funds, 4350 South Monaco Street, Denver, Colorado 80237. A copy of this list also will be available at the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                       By order of the Board of Directors,



                       /s/ Glen A. Payne
                       Glen A. Payne
                       Secretary

June 7, 2002
Denver, Colorado

                                            INVESCO COUNSELOR SERIES FUNDS, INC.
                                                     INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)
                                                    INVESCO MID-CAP GROWTH FUND
                              (CLASS A, B, C, K, AND INSTITUTIONAL CLASS SHARES)
================================================================================

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-525-8085

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 18, 2002

                               VOTING INFORMATION

This Proxy Statement is being furnished to shareholders of INVESCO Global Growth Fund ("Global Growth Fund") and INVESCO Mid-Cap Growth Fund ("Mid-Cap Growth Fund") (each, a "Fund" and collectively, the "Funds"), each a series of INVESCO Counselor Series Funds, Inc. ("Counselor Series Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors of Counselor Series Funds (the "Board") for use at a special meeting of shareholders to be held on July 18, 2002, at 10:00 a.m. Mountain Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement and form of proxy will first be mailed to shareholders on or about June 7, 2002.

For each Fund, one-third of that Fund's shares outstanding on May 21, 2002 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or both of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR either proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or both of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received to approve the proposal, and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by Counselor Series Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

As of the Record Date, each Fund had the following amount of shares of common stock outstanding:

--------------------------------------------------------------------------------
                                                      NUMBER OF SHARES
NAME OF FUND - CLASS                                  OUTSTANDING
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS A                           250,041.6960
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS B                            39,286.7210
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS C                            61,135.0280
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS A                          195,177.8830
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS B                           77,642.6140
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS C                           50,204.8870
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS K                                0.0000
--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS              196,473.3170
--------------------------------------------------------------------------------

The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO Funds Group, Inc. ("INVESCO"), the investment advisor and transfer agent of the Funds, and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Funds. INVESCO and IDI are located at 4350 South Monaco Street, Denver, Colorado, 80237. Counselor Series Funds has engaged ALAMO Direct Mail Services, Inc. ("Alamo"), professional proxy solicitors, to distribute the enclosed proxy materials, and to record shareholder votes. Alamo will be paid fees and expenses of up to approximately $5,000 for soliciting services. If votes are recorded by telephone, Alamo will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

You may vote by telephone, mail, by facsimile or through a secure Internet site. To vote via the Internet or by telephone, please access the web site or call the toll-free number listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

COPIES OF THE COUNSELOR SERIES FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-525-8085.

Except as set forth in Appendix A, INVESCO does not know of any person who, as of the Record Date, owns beneficially 5% or more of the shares of either Fund. Directors and officers of Counselor Series Funds own in the aggregate less than 1% of the shares of each Fund.

VOTE REQUIRED. Approval of Proposal 1 with respect to Global Growth Fund, and Proposal 2 with respect to Mid-Cap Growth Fund, requires the affirmative vote of a majority of the outstanding securities of the respective Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that for each Fund, a Proposal must be approved by the lesser of: (i) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy; or
(ii) more than 50% of that Fund's outstanding shares.

Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If either Proposal is not approved by the requisite vote of shareholders of a Fund or the Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

         PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND
           TERMINATION PROVIDING FOR THE CONVERSION OF INVESCO GLOBAL
          GROWTH FUND ("GLOBAL GROWTH FUND") FROM A SEPARATE SERIES OF
       INVESCO COUNSELOR SERIES FUNDS, INC. ("COUNSELOR SERIES FUNDS") TO
             A SEPARATE SERIES OF INVESCO INTERNATIONAL FUNDS, INC.
                            ("INTERNATIONAL FUNDS").

Global Growth Fund is presently organized as a series of the Counselor Series Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), has approved an Agreement and Plan of Conversion and Termination for Global Growth Fund (the "Global Growth Fund Conversion Plan") in the form attached to this Proxy Statement as Appendix B. The Global Growth Fund Conversion Plan provides for the conversion of Global Growth Fund from a separate series of the Counselor Series Funds, a Maryland corporation, to a newly established separate series (the "New Global Growth Series") of International Funds, also a Maryland corporation (the "Global Growth Fund Conversion"). THE PROPOSED GLOBAL GROWTH FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATION, EXPENSES OR MANAGEMENT OF THE GLOBAL GROWTH FUND. IF PROPOSAL 1 IS APPROVED BY SHAREHOLDERS, UPON COMPLETION OF THE GLOBAL GROWTH FUND CONVERSION, EACH GLOBAL GROWTH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW GLOBAL GROWTH SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER GLOBAL GROWTH FUND SHARES.

The New Global Growth Series, which has not yet commenced business operations and was established for the purpose of effecting the Global Growth Fund Conversion, will carry on the business of Global Growth Fund following that conversion, and will have investment objectives, policies and restrictions identical to those of Global Growth Fund. The investment objective, policies and restrictions of Global Growth Fund will not change. The risks and potential rewards to shareholders invested in Global Growth Fund will not change as a result of the proposed conversion. Since both Counselor Series Funds and International Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of security holders of Global Growth Fund under state law and its governing documents will remain unchanged after the Global Growth Fund Conversion. Shareholder voting rights under both Counselor Series Funds and International Funds are currently based on the number of shares owned by such shareholder. There will be no changes to the expenses charged to the Fund and no sales loads, redemption fees or other transaction fees will result from approval of the proposed conversion. All individuals who serve as directors of Counselor Series Funds also serve as directors of International Funds. Richard W. Healey, who is affiliated with INVESCO, also serves on the International Funds board of directors. Mr. Healey is a Senior Vice President of INVESCO; Senior Vice President of IDI; and was formerly Senior Vice President of GT Global North America (1996 to 1998) and The Boston Company (1993 to 1996). Mr. Healey does not receive compensation from International Funds as a director.

INVESCO, the investment advisor to Global Growth Fund, will be responsible for providing the New Global Growth Series with various administrative services and supervising the daily business affairs of the New Global Growth Fund Series, subject to the supervision of the board of directors of International Funds, under management contracts substantially identical to the contracts in effect between INVESCO and Global Growth Fund immediately prior to the proposed Global Growth Fund Conversion. The distribution agent for the Fund, IDI, will distribute shares of the New Global Growth Series under Master Distribution Agreements substantially identical to the contracts in effect between IDI and the Global Growth Fund immediately prior to the proposed conversion.

REASONS FOR THE PROPOSED CONVERSION

The Board unanimously recommends conversion of the Global Growth Fund to a separate series of International Funds (i.e., to New Global Growth Series). This proposed conversion is part of an overall plan that also involves the conversion of INVESCO Mid-Cap Growth Fund into a separate series of INVESCO Stock Funds, Inc. The goal of the two conversions is to combine the Funds with similar types of funds into a single corporate entity. Ultimately, if both of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest primarily in global or international securities will be series of one core company, all INVESCO Funds that invest primarily in debt securities will be series of one core company, and substantially all INVESCO Funds that invest primarily in equity securities of domestic issuers will be series of one core company. Ultimately, it is expected that all INVESCO Funds that have an international or global mandate and therefore invest substantially in equity securities of international issuers will become series of International Funds. THE PROPOSED GLOBAL GROWTH FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, EXPENSES OR MANAGEMENT OF THE GLOBAL GROWTH FUND. It is possible but cannot be guaranteed that the more efficient administration of the Fund resulting from the Global Growth Fund Conversion may result in reduced marketing and administrative expenses.

The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on May 10, 2002. In approving the Global Growth Fund Conversion Plan, the Board considered the potential benefits to the Global Growth Fund of being organized with other INVESCO Funds that invest primarily in global or international securities. The Board took into account that the New Global Growth Series' operations will be substantially the same as those of the Global Growth Fund. The investment advisor and distributor to the Global Growth Fund will be unchanged and therefore day to day portfolio management will be unchanged after the Global Growth Fund Conversion. In addition, the Board considered that the overall investment objectives, policies and strategies will continue unchanged.

The Board recommends that shareholders of Global Growth Fund vote FOR the approval of the Global Growth Fund Conversion Plan. Such a vote encompasses approval of both: (i) the conversion of Global Growth Fund to a separate series of International Funds; and (ii) a temporary waiver of certain investment limitations of the Global Growth Fund, to permit the Global Growth Fund Conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of Global Growth Fund do not approve the Global Growth Fund Conversion Plan, set forth herein, Global Growth Fund will continue to operate as a series of Counselor Series Funds.

SUMMARY OF THE CONVERSION PLAN

The following discussion summarizes the important terms of the Global Growth Fund Conversion Plan. This summary is qualified in its entirety by reference to the form of the Global Growth Fund Conversion Plan, which is attached as Appendix B to this Proxy Statement.

If the Global Growth Fund Conversion Plan is approved by shareholders of Global Growth Fund, on or about October 30, 2002, or such other date as to which Counselor Series Funds and International Funds agree (the "Closing Date"), Global Growth Fund will transfer all of its assets to the New Global Growth Series in exchange solely for shares thereof ("New Global Growth Series Shares") equal to the number of Global Growth Fund shares outstanding on the Closing Date ("Global Growth Fund Shares") and the assumption by the New Global Growth Series of all of the liabilities of the Global Growth Fund. Immediately thereafter, Global Growth Fund will constructively distribute to each Global Growth Fund shareholder one New Global Growth Series Share for each Global Growth Fund Share held by the shareholder on the Closing Date, by class, in liquidation of the Global Growth Fund Shares. As soon as is practicable after this distribution of New Global Growth Series Shares, Global Growth Fund will be terminated as a series of Counselor Series Funds and will be wound up and liquidated. UPON
COMPLETION OF THE GLOBAL GROWTH FUND CONVERSION, EACH GLOBAL GROWTH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW GLOBAL GROWTH SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER GLOBAL GROWTH FUND SHARES.

The Global Growth Fund Conversion Plan obligates International Funds to enter into: (i) an Investment Advisory Agreement with INVESCO with respect to the New Global Growth Series (the "New Advisory Agreement"); and (ii) new Master Distribution Plan and Agreements under Rule 12b-1 (the "New 12b-1 Plans") with respect to each class of the New Global Growth Series (collectively, the "New Agreements"). Approval of the Global Growth Fund Conversion Plan by shareholders of Global Growth Fund will authorize Counselor Series Funds (which will be issued a single share of New Global Growth Series on a temporary basis) to approve the New Agreements with respect to New Global Growth Series as the sole initial shareholder of the New Global Growth Series. Each New Agreement will be identical to the corresponding contract or plan in effect with respect to Global Growth Fund immediately prior to the Closing Date.

The New Advisory Agreement will take effect on the Closing Date, and will continue in effect for two years. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of International Funds' directors or a majority of the outstanding voting shares of the New Global Growth Series. The New 12b-1 Plans will take effect on the Closing Date. The New 12b-1 Plans will continue in effect only if approved annually by a vote of International Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Advisory Agreement will be terminable without penalty on sixty days' written notice by either International Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plans will be terminable at any time without penalty by a vote of a majority of International Funds' Independent Directors or a majority of the outstanding voting shares of any class of the New Global Growth Series, with respect to that class.

In addition, International Funds, on behalf of New Global Growth Series, will enter into Transfer Agency, Custody, and Administrative Services Agreements, as well as other ancillary agreements required for the operation of New Global Growth Series substantially identical to the corresponding agreements currently in place for Global Growth Fund.

Each member of the board of directors of International Funds will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the International Funds shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast thereon. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

Assuming the Global Growth Fund Conversion Plan is approved, it is currently contemplated that the Global Growth Fund Conversion will become effective on the Closing Date. However, the Global Growth Fund Conversion may become effective at such other date as to which Counselor Series Funds and International Funds may agree in writing.

The obligations of Counselor Series Funds and International Funds under the Global Growth Fund Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by shareholders, it may be terminated or amended at any time prior to the Closing Date by action of the directors of Counselor Series Funds to provide for unforeseen events, if:
(i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Counselor Series Funds or International Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Global Growth Fund Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Global Growth Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

International Funds' transfer agent will establish accounts for the New Global Growth Series shareholders containing the appropriate number, class and denominations of New Global Growth Series Shares to be received by each shareholder under the Global Growth Fund Conversion Plan. Such accounts will be identical in all material respects including redemption procedures, to the accounts currently maintained by Counselor Series Funds' transfer agent for shareholders.

EXPENSES

The combined aggregate expenses of the Global Growth Fund Conversion (described in Proposal 1) and the Mid-Cap Growth Fund Conversion (described in Proposal 2) are estimated to be approximately $100,000. These expenses will be borne half by INVESCO and half by the Funds. The one-half expenses borne by the Funds will be allocated between the Funds based on a ratio of the number of shareholders in each Fund at the close of business on the Record Date.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

Certain fundamental investment restrictions of Global Growth Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Global Growth Fund Conversion. By approving the Global Growth Fund Conversion Plan, shareholders will be agreeing to waive, only for the purpose thereof, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FORMS OF ORGANIZATION; CAPITAL STOCK INFORMATION

Global Growth Fund is a series of Counselor Series Funds, an open-end, diversified investment management company that was incorporated on April 24, 2000, under the laws of the State of Maryland. It has authorized capital of 4 billion shares of common stock, par value of $0.01 per share. Counselor Series Funds does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

New Global Growth Series will be a newly organized series of International Funds, an open-end, diversified investment management company that was incorporated on April 2, 1993, under the laws of the State of Maryland. International Funds will authorize capital of 1.5 billion shares of common stock, par value of $0.01 per share, of which 600 million authorized and unissued shares will be allocated to New Global Growth Series. International Funds does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

New Global Growth Series will offer three classes of shares: A, B and C. Each class will represent interests in the same pool of assets. A separate vote will be taken by a class of shares if a matter affects just that class. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

International Funds' board of directors will call meetings of shareholders as required by the 1940 Act, Maryland law or its Articles of Incorporation or By-laws and at their discretion.

TAX CONSEQUENCES OF THE CONVERSION

Both Counselor Series Funds and International Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("the Code"). Accordingly, neither Global Growth Fund, the New Global Growth Series, nor the shareholders of Global Growth Fund will recognize gain or loss for federal income tax purposes upon:

(i) the transfer of Global Growth Fund's assets in exchange solely for New Global Growth Series Shares and the New Global Growth Series' assumption of Global Growth Fund's liabilities; or (ii) the distribution of those shares to the Global Growth Fund's shareholders in liquidation of their Global Growth Fund Shares. The opinion will further provide, among other things, that: (1) a Global Growth Fund shareholder's aggregate basis for federal income tax purposes of the New Global Growth Series Shares to be received by the shareholder in the Global Growth Fund Conversion will be the same as the aggregate basis of his or her Global Growth Fund Shares to be constructively surrendered in exchange for those New Global Growth Series Shares; and (2) a Global Growth Fund shareholder's holding period for his or her New Global Growth Series Shares will include the shareholder's holding period for his or her Global Growth Fund Shares, provided that those Global Growth Fund Shares were held as capital assets at the time of the Global Growth Fund Conversion.

CONCLUSION

The Board has concluded that the proposed Global Growth Fund Conversion Plan is in the best interests of the shareholders of Global Growth Fund. A vote in favor of the Global Growth Fund Conversion Plan encompasses: (i) approval of the conversion of Global Growth Fund to New Global Growth Series; (ii) approval of the temporary waiver of certain investment limitations of Global Growth Fund to permit the Global Growth Fund Conversion (see "Temporary Waiver of Investment Restrictions", above); and (iii) authorization of Counselor Series Funds, as the sole initial shareholder of the New Global Growth Series, to approve: (a) an Investment Advisory Agreement with respect to the New Global Growth Series between International Funds and INVESCO; and (b) the Master Distribution Plan and Agreements under Rule 12b-1 with respect to the New Global Growth Series. Each of these New Agreements is virtually identical to the corresponding contract or plan in effect with respect to Global Growth Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Global Growth Fund Conversion Plan is not approved, Global Growth Fund will continue to operate as a series of Counselor Series Funds. Otherwise, Global Growth Fund will be reorganized consistent with shareholder approval.

REQUIRED VOTE. Approval of the Global Growth Fund Conversion Plan requires the affirmative vote of a majority of the outstanding securities of the Global Growth Fund as that term is defined in the 1940 Act.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
                   GLOBAL GROWTH FUND VOTE "FOR" PROPOSAL 1.


         PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND
          TERMINATION PROVIDING FOR THE CONVERSION OF INVESCO MID-CAP
         GROWTH FUND ("MID-CAP GROWTH FUND") FROM A SEPARATE SERIES OF
       INVESCO COUNSELOR SERIES FUNDS, INC. ("COUNSELOR SERIES FUNDS") TO
        A SEPARATE SERIES OF INVESCO STOCK FUNDS, INC. ("STOCK FUNDS").

Mid-Cap Growth Fund is presently organized as a separate series of Counselor Series Funds. The Independent Directors of Counselor Series Funds have approved an Agreement and Plan of Conversion and Termination for Mid-Cap Growth Fund (the "Mid-Cap Growth Fund Conversion Plan") in the form attached to this Proxy Statement as Appendix B. The Mid-Cap Growth Fund Conversion Plan provides for the conversion of Mid-Cap Growth Fund from a separate series of Counselor Series Funds, a Maryland corporation, to a newly established separate series (the "New Mid-Cap Growth Series") of Stock Funds, also a Maryland corporation (the "Mid-Cap Growth Fund Conversion"). THE PROPOSED MID-CAP GROWTH FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, EXPENSES OR MANAGEMENT OF THE MID-CAP GROWTH FUND. IF PROPOSAL 2 IS APPROVED BY
SHAREHOLDERS, UPON COMPLETION OF THE MID-CAP GROWTH FUND CONVERSION, EACH MID-CAP GROWTH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW MID-CAP GROWTH SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER MID-CAP GROWTH FUND SHARES.

The New Mid-Cap Growth Series, which has yet to commence business operations and was established for the purpose of effecting the Mid-Cap Growth Fund Conversion, will carry on the business of Mid-Cap Growth Fund following the conversion, and will have investment objectives, policies and restrictions identical to those of the Mid-Cap Growth Fund. The investment objective, policies and restrictions of the Mid-Cap Growth Fund will not change. The risks and potential rewards to shareholders invested in Mid-Cap Growth Fund will not change as a result of the proposed conversion. Since both Counselor Series Funds and Stock Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of shareholders of Mid-Cap Growth Fund under state law and its governing documents will remain unchanged after the conversion. Shareholder voting rights under both Counselor Series Funds and Stock Funds are currently based on the number of shares owned by such shareholder. There will be no changes to the expenses charged to the Fund and no sales loads, redemption fees or other transaction fees will result from approval of the proposed conversion. All individuals who serve as directors of Counselor Series Funds also serve as directors of Stock Funds. Richard W. Healey, who is affiliated with INVESCO, currently serves on the Stock Funds board of directors, but will resign as a Stock Funds' director prior to the Mid-Cap Growth Fund Conversion Plan becoming effective.

INVESCO, the investment advisor to the Funds, will be responsible for providing the New Mid-Cap Growth Series with various administrative services and supervising the daily business affairs of the New Mid-Cap Growth Series, subject to the supervision of the board of directors of Stock Funds, under management contracts substantially identical to the contracts in effect between INVESCO and Mid-Cap Growth Fund immediately prior to the proposed conversion. The distribution agent for the Funds, IDI, will distribute shares of the New Mid-Cap Growth Series under Master Distribution Agreements substantially identical to the contracts in effect between IDI and the Mid-Cap Growth Fund immediately prior to the proposed conversion.

REASONS FOR THE PROPOSED CONVERSION

The Board unanimously recommends conversion of the Mid-Cap Growth Fund to a separate series of Stock Funds (i.e., New Mid-Cap Growth Series). This proposed conversion is part of an overall plan that also involves the conversion of INVESCO Global Growth Fund into a separate series of the INVESCO International Funds. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if both of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest primarily in global or international securities will be series of one core company, all INVESCO Funds that invest primarily in debt securities will be series of one core company, and substantially all INVESCO Funds that invest primarily in equity securities of domestic issuers will be series of one core company. Going forward, it is expected that those INVESCO Funds that invest primarily in equity securities of domestic issuers will become series of Stock Funds. THE PROPOSED MID-CAP GROWTH FUND CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, EXPENSES OR MANAGEMENT OF MID-CAP GROWTH FUND. It is possible but cannot be guaranteed that the more efficient administration of the Fund resulting from the Mid-Cap Growth Fund Conversion may result in reduced marketing and administrative expenses.

The proposal to present the Mid-Cap Growth Fund Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on May 10, 2002. In approving the Mid-Cap Growth Fund Conversion Plan, the Board considered the potential benefits to the Mid-Cap Growth Fund of being organized with other INVESCO Funds that invest primarily in equity securities of domestic issuers. The Board took into account that the New Mid-Cap Growth Series' operations will be substantially the same as those of the Mid-Cap Growth Fund. The investment advisor and distributor to the Mid-Cap Growth Fund will be unchanged and therefore day to day portfolio management will be unchanged after the Mid-Cap Growth Fund Conversion. In addition, the Board considered that the overall investment objectives, policies and strategies will continue unchanged.

The Board recommends that shareholders of Mid-Cap Growth Fund vote FOR the approval of the Mid-Cap Growth Fund Conversion Plan. Such a vote encompasses approval of both: (i) the conversion of the Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of the Fund, to permit the Mid-Cap Growth Fund Conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of Mid-Cap Growth Fund do not approve the Mid-Cap Growth Fund Conversion Plan set forth herein, Mid-Cap Growth Fund will continue to operate as a series of Counselor Series Funds.

SUMMARY OF THE CONVERSION PLAN

The following discussion summarizes the important terms of the Mid-Cap Growth Fund Conversion Plan. This summary is qualified in its entirety by reference to the form of the Mid-Cap Growth Fund Conversion Plan, which is attached as Appendix B to this Proxy Statement.

If the Mid-Cap Growth Fund Conversion Plan is approved by shareholders of Mid-Cap Growth Fund, on or about July 30, 2002, or such other date as to which Counselor Series Funds and Stock Funds agree (the "Closing Date"), Mid-Cap Growth Fund will transfer all of its assets to the New Mid-Cap Growth Series in exchange solely for shares thereof ("New Mid-Cap Growth Series Shares") equal to the number of Mid-Cap Growth Fund Shares outstanding on the Closing Date ("Mid-Cap Growth Fund Shares") and the assumption by the New Mid-Cap Growth Series of all of the liabilities of Mid-Cap Growth Fund. Immediately thereafter, Mid-Cap Growth Fund will constructively distribute to each Mid-Cap Growth Fund shareholder one New Mid-Cap Growth Series Share for each Mid-Cap Growth Fund Share held by the shareholder on the Closing Date, in liquidation of the Mid-Cap Growth Fund Shares. As soon as is practicable after this distribution of New Mid-Cap Growth Series Shares, Mid-Cap Growth Fund will be terminated as a series of Counselor Series Funds and will be wound up and liquidated. UPON COMPLETION OF THE MID-CAP GROWTH FUND CONVERSION, EACH MID-CAP GROWTH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW MID-CAP GROWTH SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER MID-CAP GROWTH FUND SHARES.

The Mid-Cap Growth Fund Conversion Plan obligates Stock Funds to enter into: (i) an Investment Advisory Agreement with INVESCO with respect to New Mid-Cap Growth Series (the "New Advisory Agreement"); and (ii) Master Distribution Plan and Agreements under Rule 12b-1 (the "New 12b-1 Plans") with respect to each class of the New Mid-Cap Growth Series (collectively, the "New Agreements"). Approval of the Mid-Cap Growth Fund Conversion Plan by shareholders of Mid-Cap Growth Fund will authorize Counselor Series Funds (which will be issued a single share of New Mid-Cap Growth Series on a temporary basis) to approve the New Agreements with respect to New Mid-Cap Growth Series as the sole initial shareholder of New Mid-Cap Growth Series. Each New Agreement will be identical to the corresponding contract or plan in effect with respect to Mid-Cap Growth Fund immediately prior to the Closing Date.

The New Advisory Agreement will take effect on the Closing Date, and will continue in effect for two years. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of Stock Funds' Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of Stock Funds' directors or a majority of the outstanding voting shares of New Mid-Cap Growth Series. The New 12b-1 Plans will take effect on the Closing Date. The New 12b-1 Plans will continue in effect only if approved annually by a vote of Stock Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Advisory Agreement will be terminable without penalty on sixty days' written notice either by Stock Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plans will be terminable at any time without penalty by a vote of a majority of Stock Funds' Independent Directors or a majority of the outstanding voting shares of any class of New Mid-Cap Growth Series, with respect to that class.

In addition, Stock Funds, on behalf of New Mid-Cap Growth Series, will enter into Transfer Agency, Custody, and Administrative Services Agreements, as well as other ancillary agreements required for the operation of New Mid-Cap Growth Series substantially identical to the corresponding agreements currently in place for Mid-Cap Growth Fund.

Each member of the board of directors of Stock Funds will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the Stock Funds shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Stock Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

Assuming the Mid-Cap Growth Fund Conversion Plan is approved, it is currently contemplated that the Mid-Cap Growth Fund Conversion will become effective on the Closing Date. However, the Mid-Cap Growth Fund Conversion may become effective at such other date as to which Counselor Series Funds and Stock Funds may agree in writing.

The obligations of Counselor Series Funds and Stock Funds under the Mid-Cap Growth Fund Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by shareholders, it may be terminated or amended at any time prior to the Closing Date by action of the directors of Counselor Series Funds to provide for unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Mid-Cap Growth Fund Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Mid-Cap Growth Fund Conversion Plan. Either Counselor Series Funds or Stock Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Mid-Cap Growth Fund Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Mid-Cap Growth Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

Stock Funds' transfer agent will establish accounts for the New Mid-Cap Growth Series shareholders containing the appropriate number, class and denomination of New Mid-Cap Growth Series Shares to be received by each shareholder under the Mid-Cap Growth Fund Conversion Plan. Such accounts will be identical in all material respects, including redemption procedures, to the accounts currently maintained by Counselor Series Funds' transfer agent for shareholders.

EXPENSES

The combined aggregate expenses of the Global Growth Fund Conversion (described in Proposal 1) and the Mid-Cap Growth Fund Conversion (described in Proposal 2) are estimated to be approximately $100,000. The expenses will be borne half by INVESCO and half by the Funds. The one-half expenses borne by the Fund will be allocated between the Funds based on a ratio of the number of shareholders in each Fund at the close of business on the Record Date.

TEMPORARY  WAIVER OF INVESTMENT RESTRICTIONS

Certain fundamental investment restrictions of Mid-Cap Growth Fund, which prohibit Mid-Cap Growth Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting that Fund's ability to carry out the Mid-Cap Growth Fund Conversion. By approving the Mid-Cap Growth Fund Conversion Plan, shareholders will be agreeing to waive, only for the purpose of the Mid-Cap Growth Fund Conversion Plan, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FORMS OF ORGANIZATION; CAPITAL STOCK INFORMATION

Mid-Cap Growth Fund is a series of Counselor Series Funds, an open-end, diversified investment management company that was incorporated on April 24, 2000, under the laws of the State of Maryland. It has authorized capital of 4 billion shares of common stock, par value of $0.01 per share. Counselor Series Funds does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

New Mid-Cap Growth Series will be a newly organized series of Stock Funds, an open-end diversified investment management company that was incorporated on April 2, 1993, under the laws of the State of Maryland. Stock Funds will authorize capital of 9 billion shares of common stock, par value of $0.01 per share, of which one billion authorized and unissued shares will be allocated to New Mid-Cap Growth Series. Stock Funds does not issue share certificates and is not required to (and does not) hold annual shareholder meetings.

The New Mid-Cap Growth Series will offer six classes of shares - Investor Class, Institutional Class, Class A, B, C, and K. Each class will represent interests in the same pool of assets. A separate vote will be taken by a class of shares if a matter affects just that class. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

Stock Funds' board of directors will call meetings of shareholders as required by the 1940 Act, Maryland law or its Articles of Incorporation or By-laws and at their discretion.

TAX CONSEQUENCES OF THE CONVERSION

Both Counselor Series Funds and Stock Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Mid-Cap Growth Fund Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Code. Accordingly, neither Mid-Cap Growth Fund, the New Mid-Cap Growth Series, nor the shareholders of Mid-Cap Growth Fund will recognize any gain or loss for federal income tax purposes upon: (i) the transfer of Mid-Cap Growth Fund's assets in exchange solely for New Mid-Cap Growth Series Shares and the New Mid-Cap Growth Series' assumption of Mid-Cap Growth Fund's liabilities; or (ii) the distribution of those shares to the Mid-Cap Growth Fund's shareholders in liquidation of their Mid-Cap Growth Fund Shares. The opinion will further provide, among other things, that: (1) a Mid-Cap Growth Fund shareholder's aggregate basis for federal income tax purposes of New Mid-Cap Growth Series Shares to be received by the shareholder in the Mid-Cap Growth Fund Conversion will be the same as the aggregate basis of his or her Mid-Cap Growth Fund Shares to be constructively surrendered in exchange for those New Mid-Cap Growth Series Shares, and (2) a Mid-Cap Growth Fund shareholder's holding period for his or her New Mid-Cap Growth Series Shares will include the shareholder's holding period for his or her Mid-Cap Growth Fund Shares provided that those Mid-Cap Growth Fund Shares were held as capital assets at the time of the Mid-Cap Growth Fund Conversion.

CONCLUSION

The Board has concluded that the proposed Mid-Cap Growth Fund Conversion Plan is in the best interests of the shareholders of Mid-Cap Growth Fund. A vote in favor of the Mid-Cap Growth Fund Conversion Plan, encompasses: (i) approval of the conversion of the Mid-Cap Growth Fund to the New Mid-Cap Growth Series; (ii) approval of the temporary waiver of certain investment limitations of Mid-Cap Growth Fund to permit the Mid-Cap Growth Fund Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Counselor Series Funds, as the sole initial shareholder of the New Mid-Cap Growth Series, to approve: (a) an Investment Advisory Agreement with respect to the New Mid-Cap Growth Series between Stock Funds and INVESCO; and (b) the Master Distribution Plan and Agreements under Rule 12b-1 with respect to the New Mid-Cap Growth Series. Each of these New Agreements is virtually identical to the corresponding contract or plan in effect with respect to Mid-Cap Growth Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Mid-Cap Growth Fund Conversion Plan is not approved, Mid-Cap Growth Fund will continue to operate as a series of Counselor Series Funds. Otherwise, Mid-Cap Growth Fund will be reorganized consistent with shareholder approval.

REQUIRED VOTE. Approval of the Mid-Cap Growth Fund Conversion Plan requires the affirmative vote of a majority of the outstanding securities of the Mid-Cap Growth Fund as that term is defined in the 1940 Act.


               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                  OF MID-CAP GROWTH FUND VOTE "FOR" PROPOSAL 2.


                         INFORMATION CONCERNING ADVISOR,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

INVESCO, a Delaware corporation, serves as the Funds' investment advisor and provides other services to the Funds. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 4350 South Monaco Street, Denver, Colorado 80237. INVESCO currently serves as investment advisor of 9 open-end investment companies having aggregate net assets of approximately $25 billion as of April 30, 2002.

The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board and Chief Executive Officer, also Chairman of the Board and Chief Executive Officer of IDI; Raymond R. Cunningham, Director and President, also Director and President of IDI; Timothy J. Miller, Chief Investment Officer, Director and Senior Vice President, also Director of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also
Director, Senior Vice President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also Director and Senior Vice President of IDI; Glen A. Payne, Senior Vice President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI; and William J.
Galvin Jr., Director, Senior Vice President, and Assistant Secretary, also Director, Senior Vice President and Assistant Secretary of IDI.

The address of each of the foregoing officers and directors is 4350 South Monaco Street, Denver, Colorado 80237.

----------------------------
(1) The  intermediary  companies  between  INAH and AMVESCAP PLC are as follows:
AVZ, Inc. and AMVESCAP Group Services, Inc., each of which is wholly owned by its immediate parent.

ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement between the Counselor Series Funds and INVESCO, INVESCO provides administrative services to the Counselor Series Funds and the Funds, including sub-accounting and recordkeeping services and functions. SEI Investments Mutual Fund Services acted as the administrator of the Mid-Cap Growth Fund from April 1, 2001 to October 1, 2001. For the period October 2, 2001 to April 30, 2002 (the Fund's fiscal year end), the Mid-Cap Growth Fund paid INVESCO total compensation of $7,753 for administrative services. For the period November 29, 2000 to August 31, 2001 (the Fund's fiscal year end), the Global Growth Fund paid INVESCO total compensation of $8,213 for administrative services.

TRANSFER AGENCY AGREEMENT

INVESCO serves as the Funds' transfer agent and dividend disbursing agent. DST Systems, Inc. acted as the transfer agent to the Mid-Cap Growth Fund's predecessor, the Pell Rudman Mid Cap Growth Portfolio, from its inception on September 10, 1998 to October 1, 2001. UAM Shareholder Service Center, Inc. served as shareholder servicing agent for the UAM Funds and the Pell Rudman Mid Cap Growth Portfolio during the same period. For the period October 2, 2001 to April 30, 2002 (the Fund's fiscal year end), the Mid-Cap Growth Fund paid INVESCO total compensation of $24,588 for transfer agency services. For the period November 29, 2000 to August 31, 2001 (the Fund's fiscal year end), the Global Growth Fund paid INVESCO total compensation of $1,316 for transfer agency services.

AVAILABLE INFORMATION

Each of the Global Growth Fund and the Mid-Cap Growth Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the United States Securities and Exchange Commission ("SEC"). These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Central Regional office of the SEC, 1801 California Street, Suite 4800, Denver CO 80202-2648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

Counselor Series Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Counselor Series Funds, 4350 South Monaco Street, Denver, Colorado 80237. Counselor Series Funds has not received any shareholder proposals to be presented at this Meeting. Timely submission of a proposal does not guarantee its inclusion.

By order of the Board of Directors,

/s/ Glen A. Payne
-----------------
Glen A. Payne
Secretary
June 7, 2002

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS


The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of May 21, 2002 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.


--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
-------------------------------------------------
--------------------------------------------------------------------------------
Name of                               Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Nat'l Financial Services Corp              55,755.5930              28.38%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Flr
Attn: Kate Recon
New York NY  10281-5500
--------------------------------------------------------------------------------
Pell Rudman Trust Company                  39,839.6090              20.28%
100 Federal St Fl 37
Boston MA  02110-1802
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                    33,260.0560              16.93%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA  94104-4122
--------------------------------------------------------------------------------
Kenneburt & Co Cust                        18,229.5460               9.28%
Expediter Omnibus C C Amsouth Bank
250 Riverchase Pkwy E Fl 5
Birmingham AL  35244-1832
--------------------------------------------------------------------------------
Bost & Co                                  12,811.1930               6.52%
A/C 10636000093
PO Box 534005
Pittsburgh PA  15253-4005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS A
-------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                    63,600.4480              32.59%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA  94104-4122
--------------------------------------------------------------------------------
Merrill Lynch                              18,927.3960               9.70%
Security# 97846
4800 Deer Lake Drive East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS B
-------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Merrill Lynch                              16,939.8440              21.82%
Security#97MN6
4800 Deer Lake Drive East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------
RBC Dain Rauscher                           5,479.8640               7.06%
Alexander J Jannicelli
18911 E Costilla Place
Aurora CO  80016-2167
--------------------------------------------------------------------------------
National Investor Services FBO              4,236.8240               5.46%
395-98675-10
55 Water Street, 32nd Floor
New York NY  10041-0028
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO MID-CAP GROWTH FUND - CLASS C
-------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Merrill Lynch                               7,714.8400              15.37%
Security# 97ML6
4800 Deer Lake Dr East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------
AMVESCAP Natl TC Cust IRA                   3,265.0700               6.50%
James R Lape
6792 Kern Dr
Cincinnati OH  45247-3386
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS A
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
INVESCO Funds Group Inc                   200,000.0000              79.99%
Attn: Sheila Wendland
PO Box 173706
Denver CO  80217-3706
--------------------------------------------------------------------------------
Painewebber for the Benefit of             13,812.6600               5.52%
Frederick Carl Ender Trustee
Frederick Carl Ender Trust
U/A DTD 10-27-98
706 Powhatan Dr
San Antonio TX  78230-4401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS B
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Merrill Lynch                              30,218.2060              76.92%
Security# 97850
4800 Deer Lake Drive East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------
American Enterprise Investment Svcs         2,191.7140               5.58%
FBO 183378991
P O Box 9446
Minneapolis MN  55440-9446
--------------------------------------------------------------------------------
Painewebber for the Benefit of              2,185.7920               5.56%
UBS Painwebber CDN FBO
Robin Sue Duggan
P O Box 3321
Weehawken NJ  07068-8154
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS C
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                   Amount of Beneficial     Percent of Common
Beneficial Owner                            Ownership                Stock
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                  15,160.2400              24.80%
Securities Corporation Inc
P O Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Kent J Blanke                              11,119.3840              18.19%
Lynn A Blanke JT WROS
PO Box 7547
Kirksville MO  63501-7547
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                  10,333.8500              16.90%
Securities Corporation Inc
P O Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette                   9,598.6040              15.70%
Securities Corporation Inc
P O Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Marilynne R Hackley TTEE                    3,234.6210               5.29%
Marilynne R Hackley Trust
DTD 10/3/2000
803 S 16th St
Blue Springs MO  64015
--------------------------------------------------------------------------------

                                   APPENDIX B
                                     FORM OF
                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
           (INVESCO GLOBAL GROWTH FUND & INVESCO MID-CAP GROWTH FUND)


This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of _____, 2002, (1) between INVESCO Counselor Series Funds, Inc., a Maryland corporation ("Counselor Series Funds"), on behalf of INVESCO Global Growth Fund, a segregated portfolio of assets ("series") thereof (referred to herein as an "Old Fund"), and INVESCO International Funds, Inc. ("International Funds"), on behalf of its INVESCO Global Growth Fund series ("Global Growth Fund") (referred to herein as a "New Fund"), and (2) between Counselor Series Funds, on behalf of its INVESCO Mid-Cap Growth Fund series (also referred to herein as an "Old Fund"), and INVESCO Stock Funds, Inc. ("Stock Funds"), a Maryland corporation, on behalf of its INVESCO Mid-Cap Growth Fund series ("Mid-Cap Growth Fund") (also referred to herein as a "New Fund"). (Each Old Fund and New Fund is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; Counselor Series Funds, International Funds, and Stock Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies"; and each of International Funds and Stock Funds is sometimes referred to herein as a "New Fund Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Counselor Series Funds on behalf of each Old Fund, by International Funds on behalf of Global Growth Fund, and by Stock Funds on behalf of Mid-Cap Growth Fund.

The Investment Companies wish to effect two separate reorganizations within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). Each reorganization will involve an Old Fund's changing its identity -- by converting from a series of Counselor Series Funds to a series of a New Fund Investment Company -- by transferring all its assets to the identically named New Fund (each of which is being established solely for the purpose of acquiring such assets and continuing its transferor Old Fund's business) in exchange solely for voting shares of common stock in such New Fund ("New Fund Shares") and such New Fund's assumption of such Old Fund's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock in such Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement. (All such transactions involving an Old Fund and its transferee New Fund are referred to herein as a "Reorganization.") For convenience, the balance of this Agreement will refer only to a single Reorganization, one Old Fund, and one New Fund (except that text below enclosed in single brackets shall apply only to the Reorganization involving Global Growth Fund and its identically named Old Fund, and text below enclosed in double brackets shall apply only to the Reorganization involving Mid-Cap Growth Fund and its identically named Old
Fund), but the terms and conditions hereof shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization.

[The Old Fund Shares currently are divided into three classes, designated Class A, Class B, and Class C shares] [[The Old Fund Shares currently are divided into five classes, designated Class A, Class B, Class C, Institutional Class, and Class K shares (though no shares of the latter class are outstanding as of the date hereof)]] ("Class A Old Fund Shares," "Class B Old Fund Shares," [and] "Class C Old Fund Shares," [["Institutional Class Old Fund Shares," and "Class K Old Fund Shares,"]] respectively). [The New Fund Shares will be divided into three classes, also designated Class A, Class B, and Class C shares] [[The New Fund Shares will be divided into six classes, five of which also are designated Class A, Class B, Class C, Institutional Class, and Class K shares]] ("Class A New Fund Shares," "Class B New Fund Shares," [and] "Class C New Fund Shares," [["Institutional Class New Fund Shares," and "Class K New Fund Shares,"]] respectively). Each class of New Fund Shares will be substantially similar to the correspondingly designated class of Old Fund Shares.

In consideration of the mutual promises herein contained, the parties agree as follows:

1.   PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

          (a) to issue and deliver to Old Fund the number of full and fractional
          (i) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding, (ii) Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding, [and] (iii) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding, [[(iv) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Old Fund Shares then outstanding, and (v) Class K New Fund Shares equal to the number of full and fractional Class K Old Fund Shares then outstanding, if any (all fractional shares referred to in this paragraph and in paragraph
          1.4 rounded to the third decimal place)]], and

          (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

          Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Closing, New Fund shall redeem the New Fund Share issued pursuant to paragraph 4.4 for $1.00. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by New Fund Investment Company's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the number of full and fractional New Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares that Shareholder held as of the Effective Time, the account for a Shareholder of Class B Old Fund Shares shall be credited with the number of full and fractional  Class B New Fund  Shares  equal to the  number of full and fractional Class B Old Fund Shares that Shareholder held as of the Effective Time, and so on). All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Counselor Series Funds and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the transferor or the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.   CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' principal office on _________, 2002, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time").

     2.2. Counselor Series Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Counselor Series Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. At the Closing, (a) Counselor Series Funds' transfer agent shall deliver to New Fund Investment Company a list of the names and addresses of the Shareholders and the number of outstanding Old Fund Shares each Shareholder owns, all as of the Effective Time, certified by an authorized officer of such transfer agent, (b) New Fund Investment Company's transfer agent shall deliver a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names, (c) New Fund Investment Company shall issue and deliver a confirmation to Counselor Series Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Counselor Series Funds that such New Fund Shares have been credited to Old Fund's account on such books, and (d) each Investment Company shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Investment Company or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     3.1. Counselor Series Funds represents and warrants to New Fund Investment Company as follows:

          3.1.1. Counselor Series Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          3.1.2. Counselor Series Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

          3.1.3. Old Fund is a duly established and designated series of Counselor Series Funds;

          3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

          3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

          3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

          3.1.8.    Old  Fund is not  under  the  jurisdiction  of a court  in a
                    "Title  11  or   similar   case"  (as   defined  in  section
                    368(a)(3)(A) of the Code);

          3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares; and

          3.1.11.   During the five-year  period  ending at the Effective  Time,
                    (a) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

     3.2. New Fund Investment Company represents and warrants to Counselor Series Funds as follows:

          3.2.1. New Fund Investment Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          3.2.2. New Fund Investment Company is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          3.2.3.    Before  the  Effective   Time,  New  Fund  will  be  a  duly
                    established and designated series of New Fund Investment Company;

          3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

          3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

          3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

          3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will qualify for treatment as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

          3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of New Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act;

          3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), and (b) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization; and

          3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Investment Company represents and warrants to the other as follows:

          3.3.1. The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it constructively surrenders in exchange therefor;

          3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

          3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

          3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for the Investment Companies' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

          3.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares such Shareholder holds; none of the New Fund
                    Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          3.3.7 The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by New Fund and those to which the Assets are subject;

          3.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187)
                    ("Reorganization Expenses"); and

          3.3.9 The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1.11 and 3.2.9 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time.

4.   CONDITIONS PRECEDENT

Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and
(c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with Counselor Series Funds' Articles of Incorporation and By-Laws and applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The registration statement on Form N-1A relating to the New Fund Shares issuable hereunder filed by New Fund Investment Company, and any supplement or amendment thereto ("Registration Statement"), shall have become effective under the Securities Act of 1933, as amended ("1933 Act"), no stop orders suspending the effectiveness thereof shall have been issued, and the

          SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on Old Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions;

     4.3 Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

          4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

          4.3.4. New Fund's basis in the Assets will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

          4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

          4.3.6. A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided the Shareholder held them as capital assets at the Effective Time; and

          4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

          Notwithstanding  subparagraphs  4.3.2 and 4.3.4,  the Tax  Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     4.4. Prior to the Closing, New Fund Investment Company's directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Counselor Series Funds or an affiliate thereof in consideration of the payment of $1.00 to vote on the management contract referred to in paragraph 4.5;

     4.5. New Fund  Investment  Company  (on  behalf of and with  respect to New
          Fund) shall have entered into a management contract, Master Distribution Plan and Agreements pursuant to Rule 12b-1 under the 1940 Act, and other agreements necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by New Fund Investment Company's directors and, to the extent required by law (as interpreted by SEC staff positions), by such of those directors who are not "interested persons" (as defined in the 1940 Act) thereof and by Counselor Series Funds or its affiliate as the sole shareholder of New Fund; and

     4.6 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.   COVENANTS

     5.1 Counselor Series Funds covenants to operate Old Fund's business in the ordinary course between the date hereof and the Closing, it being understood that -

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by Old Fund's normal business activities and

          (b) Old Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Old Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during that period without New Fund Investment Company's prior consent.

     5.2 Counselor Series Funds covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement.

     5.3 Counselor Series Funds covenants that it will assist New Fund Investment Company in obtaining information the latter reasonably requests concerning the beneficial ownership of Old Fund Shares.

     5.4 Counselor Series Funds covenants that Old Fund's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to New Fund Investment Company at the Closing.

     5.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.6 New Fund Investment Company covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to conduct operations after the Effective Time.

     5.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.   BROKERAGE FEES AND EXPENSES

     6.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     6.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

7.   ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.   TERMINATION

This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     8.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time,
          (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met by the date set forth in the next clause, or (c) if the Closing has not occurred on or before December 31, 2002; or

     8.2. By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Investment Company, or its directors or officers, to the other Investment Company.

9.   AMENDMENT

This  Agreement  may  be  amended,   modified,  or  supplemented  at  any  time,
notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed on in writing by the Investment Companies; provided that following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  MISCELLANEOUS

     10.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     10.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the Investment Companies and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     10.3 Counselor Series Funds agrees that, in asserting any rights or claims under this Agreement on behalf of Old Fund, it shall look only to New Fund's assets and property in settlement of all rights and claims and not to New Fund Investment Company's directors or officers or New Fund's shareholders. New Fund Investment Company agrees that, in asserting any rights or claims under this Agreement on behalf of New Fund, it shall look only to Old Fund's assets and property in settlement of all rights and claims and not to Counselor Series Funds' directors or officers or Old Fund's shareholders.

     10.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each Investment Company has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                       INVESCO COUNSELORS SERIES FUNDS, INC.,
                       on behalf of Old Fund


                       By:     _______________________________

ATTEST:


_________________________




                       [INVESCO INTERNATIONAL FUNDS, INC.
                       INVESCO STOCK FUNDS, INC.],
                       on behalf of New Fund


                       By:     ____________________________________

ATTEST:



_________________________

                      INVESCO COUNSELOR SERIES FUNDS, INC.
                           INVESCO GLOBAL GROWTH FUND
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 18, 2002

This proxy is being solicited on behalf of the Board of Directors of INVESCO Counselor Series Funds, Inc. (the "Company"). The undersigned hereby appoints as proxies Glen A. Payne, Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on July 18, 2002 at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Company, with discretionary power to vote upon such other business as may properly come before the Meeting.

                            VOTE VIA FACSIMILE:  1-888-796-9932
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-606-0466
                            CONTROL NUMBER:  999  9999  9999  999


                            NOTE: Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (Joint Owners)

                            ----------------------------------------------------
                            Date


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                      INVESCO COUNSELOR SERIES FUNDS, INC.
                           INVESCO GLOBAL GROWTH FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:

                                                       FOR     AGAINST  ABSTAIN
VOTE ON PROPOSAL

1. To approve an Agreement and Plan of Conversion      [ ]       [ ]      [ ]
   and Termination providing for the conversion of the INVESCO Global Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc.
   to a separate series of INVESCO International
   Funds, Inc.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                         INVESCO COUNSELOR SERIES FUNDS
                           INVESCO MID-CAP GROWTH FUND
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 18, 2002

This proxy is being solicited on behalf of the Board of Directors of INVESCO Counselor Series Funds, Inc. (the "Company"). The undersigned hereby appoints as proxies Glen A. Payne, Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on July 18, 2002 at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Company, with discretionary power to vote upon such other business as may properly come before the Meeting.

                            VOTE VIA FACSIMILE:  1-888-796-9932
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-606-0466
                            CONTROL NUMBER:  999  9999  9999  999


                            NOTE: Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (Joint Owners)

                            ----------------------------------------------------
                            Date


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            INVESCO COUNSELOR SERIES FUNDS, INC.
                                INVESCO MID-CAP GROWTH FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:


                                                       FOR     AGAINST  ABSTAIN
VOTE ON PROPOSAL

2. To approve an Agreement and Plan of Conversion      [ ]       [ ]      [ ]
   and Termination providing for the conversion of the INVESCO Mid-Cap Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc.
   to a separate series of INVESCO Stock Funds, Inc.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.